UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 28, 2014
(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On May 28, 2014, Capstead held its annual meeting of stockholders at which stockholders approved the 2014 Amended and Restated Flexible Incentive Plan (the “2014 Plan”).  The 2014 Plan will replace the 2004 Long-Term Incentive Plan.  Pursuant to the 2014 Plan, the Company can issue up to 5,000,000 shares of common stock to its officers, employees and directors in the form of:  (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) performance awards, either in the form of performance shares or performance units; (v) dividend equivalent rights; and (vi) other awards.

The foregoing summary is qualified in its entirety by reference to the 2014 Plan, a copy of which is filed with this current report on Form 8-K as exhibit 10.1.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The annual meeting of stockholders was held on May 28, 2014.  As of March 28, 2014, the record date for the annual meeting, there were 95,767,180 shares outstanding and entitled to vote.  At the annual meeting 87,242,994 shares, or approximately 91.10% of the eligible voting shares, were represented either in person or by proxy.

At the meeting, the stockholders voted on the following items:

1.	Proposal (1) to elect eight nominees to our board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the board (constituting the entire board), with the voting results for each nominee as shown:

Name	For	Against	Withheld/ Abstentions	Broker Non-votes

Jack Bernard	58,549,117	349,540	562,402	27,781,935
Jack Biegler	58,545,661	640,918	274,480	27,781,935
Michelle P. Goolsby	58,564,992	642,176	253,891	27,781,935
Andrew F. Jacobs	58,663,663	525,469	271,927	27,781,935
Gary Keiser	58,510,757	673,502	276,800	27,781,935
Christopher W. Mahowald	58,855,188	329,790	276,081	27,781,935
Michael G. O’Neil	58,568,662	616,459	275,938	27,781,935
Mark S. Whiting	58,637,953	544,338	278,768	27,781,935

2.	Proposal (2) to conduct an advisory (nonbinding) vote to approve our 2013 named executive officers’ compensation. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes

57,681,990	1,330,221	448,848	27,781,935

3.	Proposal (3) to approve our 2014 Amended and Restated Flexible Incentive Plan. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes

52,940,311	5,984,035	536,713	27,781,935

4.	Proposal (4) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes

86,025,091	840,023	377,880	-0-

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1  2014 Amended and Restated Flexible Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

May 30, 2014
	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and
Executive Vice President